UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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V. F. CORPORATION

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Your Vote Counts!VF CORPORATION 2021 Annual Meeting Vote by July 26, 2021 11:59 PM ET GENERAL BROKER Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O.Box 123456 Suite 500 51 Mercedes Way Edgewood, 11717 1 OF 2 322,224 148,294 30# FLASHID-JOB#You invested in VF CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 27, 2021. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 13, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* July 27, 2021 10:30 AM MDT Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/VFC for more details. *If you choose to vote these shares in person at the meeting, you must request a legal proxy. To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

VF CORPORATION
2021 Annual Meeting
Vote by July 26, 2021
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01 Richard T. Carucci; 02 Juliana L. Chugg; 03 Benno Dorer; 04 Mark S. Hoplamazian; 05 Laura W. Lang; 06 W. Alan McCollough; 07 W. Rodney McMullen; 08 Clarence Otis, Jr.; 09 Steven E. Rendle; 10 Carol L. Roberts; 11 Matthew J. Shattock; 12 Veronica B. Wu	For
2	Advisory vote to approve named executive officer compensation.	For
3	Ratification of the selection of PricewaterhouseCoopers LLP as VF's independent registered public accounting firm for the 2022 fiscal year.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#